Exhibit 99.1

USPI November 2010

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

NON-GAAP MEASUREMENT We have used the non-GAAP financial measurement term "EBITDA." EBITDA is calculated as operating income plus depreciation and amortization. USPI uses EBITDA and EBITDA less minority interest as analytical indicators for purposes of allocating resources and assessing performance. EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA could be significant components in understanding and assessing financial performance. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.

COMPANY OVERVIEW Leading operator of short-stay multi-specialty surgical facilities in the United States and U.K. Strategic partnerships with local physicians and prominent not-for-profit health systems Strong focus on patient safety, physician efficiency and cost management $1.9 billion of revenues under management for 190 facilities Attractive business model with strong cash flow and modest exposure to government reimbursement Industry positioned as low cost solution for reform initiatives

U.S. INDUSTRY OVERVIEW ASCs have been widely successful and are a significant presence in the U.S. healthcare delivery system Advantages in patient safety and physician efficiency are meaningful Significant savings to patients, government and commercial payors Typically a savings to commercial insurers Medicare savings >40% Medicare beneficiary savings >50% Industry largely unconsolidated Top ten companies own less than 20% Growth of new facilities has slowed in recent years

BENEFITS OF ASCs Increase Utilization of ASCs PHYSICIANS Freestanding environment more conducive to meeting high volume physicians' requirements Significant administrative, clinical and economic benefits to physicians PATIENTS Allows higher patient satisfaction as a result of more comfortable setting, scheduling flexibility and consistent staffing HOSPITAL PARTNERS Allows hospital systems to expand their capacity and geographic reach with lower capital use than traditional acute care facilities HIGH QUALITY CARE 92% patient satisfaction Superior patient outcomes Comprehensive regulatory standards PAYORS In general, ASC represent a discount of 20 - 30% compared with HOPD reimbursement

GROWING MARKET Source: Verispan report and Wall Street research Freestanding Facility Outpatient Surgeries Hospital Outpatient 94% 10% 17% 25% 29% 32% 83% 75% 71% 68% 6% 90% 43% 57% 1981 1985 1990 1995 2002 2005 2007 Continued shift of outpatient surgery to freestanding outpatient facilities 48% 2009 52%

KEY MARKETS

USPI operates 186 facilities in the United States and four in the United Kingdom



Kansas City
5 facilities
North Kansas City Hospital Ascension Partnership
St. Louis
19 facilities
Chicago
5 facilities
Evanston Northwestern, Adventist Partnership
Denver
3 facilities
Centura Health Partnership
Phoenix/Las Vegas
11 facilities
Catholic Healthcare West Partnership
Los Angeles
6 facilities
Catholic Healthcare West Providence Partnership
New Jersey
7 facilities
Meridian Health Partnership
Nashville
14 facilities
St. Thomas Partnership
Atlanta
6 facilities
Dallas/Ft. Worth
30 facilities
Baylor Health Care System Partnership
Oklahoma City
2 facilities
INTEGRIS Health Partnership
Houston
17 facilities
Memorial Hermann Partnership
San Antonio/Corpus Christi
3 facilities
CHRISTUS Health Partnership
Austin
4 facilities
Seton Partnership
Major Market
Facilities

8

United Surgical Partners International

UNITED KINGDOM USPI entered the U.K. market in 2000 and currently operates three private hospitals and a cancer center in greater London Approximately 30% of the population in the Greater London market accesses the private healthcare market Strategically located facilities Physician-driven healthcare Inherent limitations of National Health System Strong management team London Area Map Parkside Hospital & Parkside Oncology (Wimbledon) Highgate Hospital Holly House Hospital (Buckhurst Hill) Facilities

HEALTHCARE SYSTEM PARTNERS Benefits to Healthcare Systems Leverage USPI's operational expertise and singular focus Provides a strategy to promote physician alignment Provides defensive mechanism to maintain short-stay surgical business Provides capital and spreads risk through USPI and physicians' investment Provides an opportunity to expand in new markets at lower capital outlay than a hospital Benefits to USPI Provides long-term strategic stability in the marketplace Provides brand, image, reputation and credibility Accelerates growth Enhances relationships with managed care payors 127 facilities are in a partnership with a healthcare system

HEALTHCARE SYSTEM PARTNERS USPI's strategy of partnering with not-for-profit healthcare systems aligns the Company's facilities with strong networks of physicians and hospitals that are prominent in their communities and known for providing high quality care BON SECOURS HEALTH SYSTEM, INC.

FAVORABLE REVENUE AND PAYOR MIX High margin, elective procedures 54% of revenue mix from orthopedic and pain management Diversification of specialties insulates USPI from negative utilization and specialty pricing changes Over 80% private insurance Insurance companies favor low cost providers Modest exposure to government reimbursement fluctuations Government payor mix worldwide Reliable payors and operating discipline yields bad debt expense of less than 2% of revenues and receivable days outstanding is under 40 days Low risk cash flows from high margin specialties and reliable payors: Orthopedic Gynecology ENT Gastrointestinal Plastic Ophthalmology Medical/Other Pain Mgmt. 12% 42% 4% 6% 7% 9% 8% 3% 9% 2009 U.S. Revenue Mix Private Insurance Self-pay 14% 84% 2% 2009 U.S. Payor Mix Government General

DEVELOPMENT STRATEGY Poised to react to current economic conditions and legislative changes Acquisition of troubled facilities Selective acquisition of strong facilities Selective de novo development Selective acquisition of multi-facility companies Work with existing partners (physicians and hospitals) to grow market share Selectively enter new markets with existing or new partners Attractive demographics and/or payor characteristics Prominent health system that embraces physician alignment strategy Prominent physicians who are influential in the market

POST LBO - April 2007 Expansion Same Facility vs Revenue Growth Same Facility EBITDA Margin Cost Management System Enhancements 44 acquisitions 15 de novos Portfolio Management 4.3% in 2010 7.5% in 2009 10.7% in 2008 10.2% in 2007 30.5% in 2010 31.5% in 2009 30.4% in 2008 30.6% in 2007 25.8% SWB as a % of systemwide revenue YTD September 2010 2.0% G&A as a % of systemwide revenue YTD September 2010 Installed Decision Support System Improved quality management system 17 facilities divested

FINANCIAL PROFILE 2006 2007 2008 2009 (in millions) GAAP Revenue $ 567.4 $ 643.8 $ 642.2 $622.4 Operating Income $ 159.0 $ 162.1 $ 199.8 $ 229.7 Add: Depreciation & amortization 34.5 39.1 36.8 35.3 Less: Noncontrolling interests (54.6) (64.0) (55.1) (63.7) Add: LBO costs 0.5 25.4 - - EBITDA less noncontrolling interests $ 139.4 $ 162.6 $ 181.5 $ 201.2 EBITDA less noncontrolling interests growth 16.6% 11.6% 10.8% Other Data: GAAP revenue 13.4% (0.0%) (3.0%) Systemwide revenue growth 21.6% 14.0% 10.0% U.S. same-facility revenue growth 8.6% 10.2% 10.7% 7.5%

SYSTEMWIDE FINANCIALS 2007 2008 2009 2010* Equity method facilities 21.8% 21.2% 21.5% 22.7% Consolidated facilities 46.5% 48.8% 48.1% 47.5% Weighted average 32.6% 30.2% 29.4% 29.4% * As of 9/30/10 USPI Ownership Ownership is stable in each category of facilities; we continue to add a greater number of equity centers versus consolidated facilities

CAPITALIZATION (in millions) 2007 2008 2009 20102 Balance sheet data: Cash $ 76.8 $ 49.4 $ 34.91 $60.7 Debt 1,098.1 1,097.9 1,071.5 1,065.7 Net debt $1,021.3 $1,048.5 $1,036.6 $1,005.0 EBITDA less noncontrolling interests $ 162.6 $ 181.5 $ 201.2 $194.33 Debt/EBITDA less noncontrolling interests 6.28x 5.78x 5.15x 5.17x 1 On December 1, 2009, the Company paid an $89 million dividend 2 September 30, 2010 3 TTM September 30, 2010

DEBT MATURITIES Total debt $1.1 billion as of September 30, 2010

SUMMARY USPI is well positioned: low cost, high quality, high customer satisfaction provider Partner with key local not-for-profit hospital systems Strong partnering capabilities will continue to provide opportunities for growth, even in difficult times Focused on key strategic markets with significant market share Stable revenue growth Strong equity sponsor in WCAS Capitalized for growth and flexibility